                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Robert J. Callander
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Alan K. Campbell
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Ronald R. Davenport
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Davre J. Davidson
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Philip L. Defliese
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Lee F. Driscoll, Jr.
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                    Mitchell S. Fromstein
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Thomas H. Kean
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Edward G. Jordan
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Reynold C. MacDonald
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   Joseph Neubauer
Dated: February 8, 1994            -----------------------------------
                                   Signature

                                                       EXHIBIT 24

                     POWER OF ATTORNEY
                     -----------------

The undersigned director of The ARA Group, Inc., a Delaware corporation (the "Company") hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

          (a) sign a registration statement for up to $200 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

          (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with any of such registration statement or amendments


(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


                                   James E. Preston
Dated: February 8, 1994            -----------------------------------
                                   Signature